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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 15, 2004
                                                 ---------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



        MISSOURI                     0-13880                  43-1313242
(State of Incorporation)      (Commission File No.)         (IRS Employer
                                                         Identification No.)



201 Evans Lane, St. Louis, Missouri                             63121
(Address of principal executive officer)                      (Zip Code)



Registrant's telephone number including area code: (314) 553-4000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year;
Item  8.01        Other Events.

                  Engineered Support Systems, Inc. issued a press release announcing the approval of two shareholder proposals at a Special Meeting of Shareholders held on September 15, 2004. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

                  The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.



Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                     Description
                  --------------                     -----------

                        99 Press Release dated September 15, 2004, issued by Engineered Support Systems, Inc.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENGINEERED SUPPORT SYSTEMS, INC.


Date:   September 15, 2004          BY: /s/ Gary C. Gerhardt
      ----------------------      --------------------------------------------
                                     Gary C. Gerhardt
                                     Vice Chairman and Chief Financial Officer


                                EXHIBIT INDEX



         Exhibit Number                     Description
         --------------                     -----------

               99 Press release dated September 15, 2004, issued by Engineered Support Systems, Inc.